Supplement to Fidelity's Targeted International Equity Funds
December 29, 1999 Prospectus

Shareholder Meeting. On or about February 14, 2001, a meeting of the shareholders of Fidelity's Targeted International Equity Funds will be held to vote on various proposals. Shareholders of record on December 18, 2000 are entitled to vote at the meeting. Included is a proposal to revise Fidelity Pacific Basin Fund's management fee to provide for lower fees when FMR's assets under management exceed $587 billion, to change the performance adjustment benchmark for the fund, and to allow FMR and the trust, on behalf of the fund, to modify the management contract subject to the requirements of the Investment Company Act of 1940.

Also included is a proposal to change Fidelity Canada Fund from a diversified fund to a non-diversified fund. The primary purpose of this proposal is to give the fund greater flexibility to invest over 5% of its assets in a larger number of issuers. In addition, there is a separate proposal to amend the fund's fundamental investment limitation concerning industry concentration which would permit the fund to invest up to 35% of total assets in any industry that made up more than 20% of the Canadian market. These proposals recognize that the Canadian market has become increasingly concentrated in certain issuers in a small number of industries. For example, as of October 31, 2000, Nortel Networks accounted for approximately 23% of the Canadian market as represented by the Toronto Stock Exchange (TSE) 300. On that date, telephone equipment companies accounted for 23.7% of the market as represented by the TSE 300. If FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile than the performance of more diversified funds. Similarly, if FMR invests a significant percentage of the fund's assets in a single industry, the fund's return could depend heavily on that industry's performance.

The proxy statement also includes a proposal to change Fidelity Emerging Markets Fund from a diversified fund to a non-diversified fund. The primary purpose of this proposal is to give the fund greater flexibility to invest over 5% of its assets in a larger number of issuers. This flexibility will allow the fund, where appropriate, to match or overweight positions relative to its benchmark index, the Morgan Stanley Capital International Emerging Markets Free Index, should the benchmark index become increasingly concentrated in a few issuers. If FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile than the performance of more diversified funds.

Another proposal would change Fidelity Latin America Fund from a diversified fund to a non-diversified fund. The primary purpose of this proposal is to give the fund greater flexibility to invest over 5% of its assets in a larger number of issuers, in particular, issuers in the industry or industries dominant in the local market. This proposal recognizes that the Latin American market has become increasingly concentrated in a few issuers. For example, as of October 31, 2000, Telefonos de Mexico and Petrobras accounted for approximately 14.3% and 8.4%, respectively, of the Latin American market as represented by the Morgan Stanley Capital International Emerging Markets Free - Latin America Index. In addition, the proposal will allow the fund to use the flexibility permitted by its industry concentration policy (which allows the fund to invest up to 35% of its total assets in any industry that accounts for more than 20% of the Latin American market as measured by an index determined by FMR to be an appropriate measure of the Latin American market). As of October 31, 2000, telephone service companies accounted for approximately 23% of the Latin American market as represented by the index. If FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile than the performance of more diversified funds. Similarly, if FMR invests a significant percentage of the fund's assets in a single industry, the fund's return could depend heavily on that industry's performance.

Also included is a proposal to change Fidelity Southeast Asia Fund from a diversified fund to a non-diversified fund. The primary purpose of this proposal is to give the fund greater flexibility to invest over 5% of its assets in a larger number of issuers. This proposal recognizes that the Southeast Asian market has become increasingly concentrated in a few issuers. For example, as of October 31, 2000, Hutchison Whampoa and China Mobile (Hong Kong) accounted for approximately 8.1% and 5.4%, respectively, of the Southeast Asian market as represented by the Morgan Stanley Capital International AC (All Country) Far East Free ex Japan Index. If FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile than the performance of more diversified funds.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

Effective September 1, 2000, Fidelity Hong Kong and China Fund will be renamed Fidelity China Region Fund. All references to Fidelity Hong Kong and China Fund throughout this prospectus should be replaced with Fidelity China Region Fund.

On February 17, 2000, the Board of Trustees of Fidelity Europe Fund and Fidelity Europe Capital Appreciation Fund authorized elimination of each fund's 3.00% front-end sales charge. Beginning March 1, 2000, purchases of shares of the funds will not be subject to a sales charge.

In addition, on February 17, 2000, the Board of Trustees of Fidelity Europe Fund and Fidelity Europe Capital Appreciation Fund authorized the reduction of each fund's redemption fee period from 90 days to 30 days. Redemptions after February 29, 2000, of shares held less than 30 days will be subject to a redemption fee of 1.00% of the amount redeemed.

TIF-00-09	December 18, 2000
1.483702.118

On February 17, 2000, the Board of Trustees of Fidelity Pacific Basin Fund approved increasing the redemption fee from 1.00% to 1.50%. Redemptions after May 31, 2000 of shares held less than 90 days will be subject to a redemption fee of 1.50% of the amount redeemed.

The following information replaces similar information found under the heading "Principal Investment Risks" for Canada Fund in the "Investment Summary"section on page P-3.

  Geographic Concentration in Canada. The Canadian economy can be significantly affected by the U.S. economy and the price of natural resources. Periodic demands by the Province of Quebec for sovereignty could significantly affect the Canadian market. A small number of companies and industries represent a large portion of the Canadian market, and these companies and industries can be sensitive to adverse political, economic, or regulatory developments.

Through August 31, 2000, the following information supplements the information found under the heading "Principal Investment Strategies" for Hong Kong and China Fund in the "Investment Summary" section on page P-4.

  Potentially investing in securities of other Southeast Asian issuers, such as Taiwanese issuers.

Effective September 1, 2000, the following information replaces the first and second bullets found under the heading "Principal Investment Strategies" for Hong Kong and China Fund in the "Investment Summary" section on page P-4.

  Normally investing at least 65% of total assets in securities of Hong Kong, Taiwanese, and Chinese issuers.

Through August 31, 2000, the following information supplements the information found under the heading "Principal Investment Risks" for Hong Kong and China Fund in the "Investment Summary" section beginning on page P-4.

  Geographic Concentration in Southeast Asia. Most Southeast Asian economies are generally considered emerging markets and are currently in recessions. International trade, government policy, and political and social stability can significantly affect economic growth. The markets in Southeast Asia can be extremely volatile. A small number of companies and industries represent a large portion of the Southeast Asian market as a whole, and these companies and industries can be sensitive to adverse political, economic, or regulatory developments. The Taiwanese economy can be significantly affected by security threats from the People's Republic of China. Currency issues and economic competition also can significantly affect Taiwan's economic growth.

Effective September 1, 2000, the following information replaces the "Geographic Concentration in Hong Kong and China" bullet found under the heading "Principal Investment Risks" for Hong Kong and China Fund in the "Investment Summary" section beginning on page P-4.

  Geographic Concentration in the China Region. The Hong Kong, Taiwanese, and Chinese economies are generally considered emerging markets and can be significantly affected by general economic and political conditions in other Asian countries and changes in Chinese government policy. A small number of industries represent a large portion of the Hong Kong and Chinese market as a whole and a small number of companies represent a large portion of the China Region market as a whole. These industries and companies can be sensitive to adverse political, economic, or regulatory developments. In addition, currency issues and economic competition also can significantly affect economic growth in Hong Kong, Taiwan and China, and the Taiwanese economy can be significantly affected by security threats from the People's Republic of China.

The following information replaces similar information found under the heading "Principal Investment Risks" for Southeast Asia Fund in the "Investment Summary" section beginning on page P-7.

  Geographic Concentration in Southeast Asia. Most Southeast Asian economies are generally considered emerging markets and are currently in recessions. International trade, government policy, and political and social stability can significantly affect economic growth. The markets in Southeast Asia can be extremely volatile. A small number of companies and industries represent a large portion of the Southeast Asian market as a whole, and these companies and industries can be sensitive to adverse political, economic, or regulatory developments.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page P-12.

The returns in the following table include the effect of each fund's 3.00% maximum applicable front-end sales charge, which has been eliminated effective March 1, 2000, for Europe Fund and Europe Capital Appreciation Fund.

The following information replaces similar information found in the "Fee Table" section on page P-13.

Shareholder fees (paid by the investor directly)

Maximum sales charge (load) on purchases (as a % of offering price) for Canada Fund, Emerging Markets Fund, Hong Kong and China Fund,
Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund only

3.00%A
Sales charge (load) on reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed) for Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, and Southeast Asia Fund only	1.50%
Redemption fee on shares held less than 90 days that are redeemed after May 31, 2000 (as a % of amount redeemed) for Pacific Basin Fund only	1.50%
Redemption fee on shares held less than 90 days that are redeemed on or before May 31, 2000 (as a % of amount redeemed) for Pacific Basin Fund only	1.00%
Redemption fee on shares held less than 30 days (as a % of amount redeemed) for Europe Fund and Europe Capital Appreciation Fund only	1.00%
Annual account maintenance fee (for accounts under $2,500)	$ 12.00

A Lower sales charges may be available for accounts over $250,000.

The following information replaces similar information found in the "Fee Table" section on page P-14.

Annual fund operating expenses (paid from fund assets)

Hong Kong and China Fund	Management fee	0.73%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.61%
	Total annual fund operating expenses	1.34%
Japan Smaller Companies Fund	Management fee	0.72%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.35%
	Total annual fund operating expenses	1.07%
Nordic Fund	Management fee	0.73%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.54%
	Total annual fund operating expenses	1.27%

The following information replaces similar information found in the "Fee Table" section on page P-15.

Europe Fund	1 year	$ 98
	3 years	$ 306
	5 years	$ 531
	10 years	$ 1,178
Europe Capital Appreciation Fund	1 year	$ 109
	3 years	$ 340
	5 years	$ 590
	10 years	$ 1,306

Through August 31, 2000, the following information replaces the first paragraph found under the heading "Principal Investment Strategies" for Hong Kong and China Fund in the "Investment Details" section on page P-18.

FMR normally invests at least 65% of the fund's total assets in securities of Hong Kong and Chinese issuers. Currently, FMR anticipates that most of the fund's investments will be in Hong Kong issuers. FMR may also invest the fund's assets in other Southeast Asian issuers such as Taiwanese issuers. FMR normally invests the fund's assets primarily in common stocks.

Effective September 1, 2000, the following information replaces the first paragraph found under the heading "Principal Investment Strategies" for Hong Kong and China Fund in the "Investment Details" section on page P-18.

FMR normally invests at least 65% of the fund's total assets in securities of Hong Kong, Taiwanese, and Chinese issuers. FMR normally invests the fund's assets primarily in common stocks.

Through August 31, 2000, the following information replaces the ninth paragraph found under the heading "Principal Investment Risks" in the "Investment Details" section beginning on page P-20.

The Hong Kong and Chinese economies are dependent on the economies of other Asian countries. The willingness and ability of the Chinese government to support the Hong Kong and Chinese economies and markets is uncertain. A small number of industries, including the commercial banking industry and the cellular and communications services industry, represent a large portion of the Hong Kong and Chinese market as a whole. The Hong Kong and Chinese market also tends to be relatively concentrated in certain issuers. For example, as of June 19, 2000, China Telecom (Hong Kong) Ltd., HSBC Holdings, and Hutchison Whampoa Ltd. accounted for approximately 25%, 22%, and 12%, respectively, of the Hang Seng Index. The commercial banking industry can be significantly affected by interest rate and currency fluctuations, changes in market regulation, and political and economic developments in the Asian region. The cellular and communications services industry can be significantly affected by increasing competition, rapid technological innovation, product obsolescence, acquisitions and business alliances, and the relative instability of markets in which a significant percentage of their products are sold. In addition, the cellular and communications services industry is highly regulated by the Chinese government. China has yet to develop comprehensive securities, corporate, or commercial laws, and its market is relatively new and undeveloped. Changes in government policy could significantly affect the markets in both countries.

Effective September 1, 2000, the following information replaces the ninth paragraph found under the heading "Principal Investment Risks" in the "Investment Details" section beginning on page P-20.

The China Region economies are dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. In addition, the Taiwanese economy can be significantly affected by security threats from the People's Republic of China. The willingness and ability of the Chinese government to support the Hong Kong and Chinese economies and markets is uncertain. China has yet to develop comprehensive securities, corporate, or commercial laws, and its market is relatively new and undeveloped. Changes in government policy could significantly affect the markets in both Hong Kong and China. A small number of industries, including the commercial banking industry and the cellular and communications services industry, represent a large portion of the Hong Kong and Chinese market as a whole. The commercial banking industry can be significantly affected by interest rate and currency fluctuations, changes in market regulation, and political and economic developments in the Asian region. The cellular and communications services industry can be significantly affected by increasing competition, rapid technological innovation, product obsolescence, acquisitions and business alliances, and the relative instability of markets in which a significant percentage of their products are sold. In addition, the cellular and communications services industry is highly regulated by the Chinese government. The China Region market also tends to be relatively concentrated in certain issuers. For example, as of June 1, 2000, Hutchison Whampoa Ltd., accounted for approximately 12% of the Morgan Stanley Capital International Golden Dragon Index.

The following information replaces similar information found under the heading "Principal Investment Risks" in the "Investment Details" section beginning on page P-20.

The Southeast Asia economies are generally in recessions. Many of their economies are characterized by high inflation, undeveloped financial services sectors, and heavy reliance on international trade. Currency devaluations or restrictions, political and social instability, and general economic conditions have resulted in significant market downturns and volatility. A small number of industries represent a large portion of the Southeast Asian market as a whole. The Southeast Asian market also tends to be relatively concentrated in certain issuers. For example, as of May 31, 2000, Samsung Electronics accounted for approximately 11% of the MSCI AC Far East Free ex Japan Index.

Canada. The Canadian and U.S. economies are closely integrated. The United States is Canada's largest trading partner and foreign investor. Canada is a major producer of forest products, metals, agricultural products, and energy-related products, such as oil, gas, and hydroelectricity. The Canadian economy is very dependent on the demand, supply, and price of natural resources. A small number of industries, including the telephone equipment industry, represent a large portion of the Canadian market. The Canadian market also tends to be relatively concentrated in certain issuers. For example, as of June 15, 2000, Nortel Networks accounted for approximately 32% of the TSE 300 Index. The telephone equipment industry can be significantly affected by increasing competition, rapid technological innovation, product obsolescence, acquisitions and business alliances, and the relative instability of markets in which a significant percentage of their of their products are sold. Periodic demands by the Province of Quebec for sovereignty could significantly affect the Canadian market.

The Nordic economies are dependent on the export of natural resources and natural resource products. Efforts to comply with the EMU restrictions by Finland, Denmark, and Sweden have resulted in reduced government spending and higher unemployment. Norway has elected not to join the EU and the EMU and, as a result, has more flexibility to pursue different fiscal and economic goals. A small number of industries, including the television and radio communications equipment industry, represent a large portion of the Nordic market as a whole. The Nordic market also tends to be relatively concentrated in certain issuers. For example, as of June 19, 2000, Nokia Corporation and Ericsson (LM) Telephone Co. accounted for approximately 36% and 21%, respectively, of the FT/S&P-Actuaries World Nordic Index. The television and radio communications equipment industry can be significantly affected by increasing competition, rapid technological innovation, product obsolescence, acquisitions and business alliances, and the relative instability of markets in which a significant percentage of their products are sold.

Latin America. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation, and unemployment rates generally characterize each economy. Currency devaluations in any country can have a significant affect on the entire region. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Recently, the markets in many Latin American countries have experienced significant downturns as well as significant volatility. A small number of industries, including the telephone services industry, represent a large portion of the Latin American market as a whole. The Latin American market also tends to be relatively concentrated in certain issuers. For example, as of June 19, 2000, Telefonos de Mexico SA accounted for approximately 14% of the MSCI Emerging Markets Free - Latin America Index. The telephone services industry can be significantly affected by increasing competition, government regulation, and financing difficulties.

The following information replaces the first three paragraphs found under the heading "Buying Shares" in the "Buying and Selling Shares" section on page P-23.

The price to buy one share of Europe Fund or Europe Capital Appreciation Fund is the fund's NAV. Each fund's shares are sold without a sales charge. The price to buy one share of Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, or Southeast Asia Fund is the fund's offering price or the fund's NAV, depending on whether you pay a sales charge.

If you pay a sales charge, your price will be the fund's offering price. When you buy shares of a fund at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. If you qualify for a sales charge waiver, your price will be the fund's NAV.

The offering price of Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, or Southeast Asia Fund is the fund's NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3.00% of the offering price.

The following information replaces the second paragraph found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page P-25.

Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, and Southeast Asia Fund will deduct a short-term trading fee of 1.50% from the redemption amount if you sell your shares after holding them less than 90 days. Europe Fund and Europe Capital Appreciation Fund will deduct a short-term trading fee of 1.00% from the redemption amount if you sell your shares after holding them less than 30 days. Pacific Basin Fund will deduct a short-term trading fee of 1.00% from the redemption amount if you sell your shares on or before May 31, 2000 after holding them less than 90 days, and will deduct a short-term trading fee of 1.50% from the redemption amount if you sell your shares after May 31, 2000 after holding them less than 90 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

The following information replaces similar information under the heading "Features" found in the "Account Features and Policies" section on page P-27.

Personal Withdrawal Service To set up periodic redemptions from your account to you or to your bank account.
Frequency Monthly

Procedures

  To set up, call 1-800-544-6666.
  To make changes, call Fidelity at 1-800-544-6666 at least three business days prior to your next scheduled withdrawal date.
  Because of Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's front-end sales charge, you may not want to set up a systematic withdrawal program when you are buying Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, or Southeast Asia Fund's shares on a regular basis.

The following information replaces similar information found in the "Fund Management" section on page P-30.

Ian Hart is manager of Europe Capital Appreciation Fund, which he has managed since April 2000. Mr. Hart joined Fidelity in 1994 as an equity research analyst covering the European retail and diversified industrial sectors.

Patricia Satterthwaite is vice president and lead manager of Latin America Fund, and vice president and manager of Emerging Markets Fund, which she has managed since April 1993 and April 2000, respectively. She also manages other Fidelity funds. Since joining Fidelity in 1986, Ms. Satterthwaite has worked as an analyst and manager.

Yoko Ishibashi is manager of Japan Fund, which she has managed since June 2000. Since joining Fidelity in 1994, Ms. Ishibashi has worked as an analyst and manager.

The following information replaces similar information found in the "Fund Management" section on page P-30.

  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for each fund. As of September 28, 1999, FIIA(U.K.)L had approximately $2.6 billion in discretionary assets under management. Currently, FIIA(U.K.)L is primarily responsible for choosing investments for Europe Fund and Nordic Fund. Currently, FIIA(U.K.)L provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Canada Fund, Emerging Markets Fund, Europe Capital Appreciation Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Pacific Basin Fund, and Southeast Asia Fund.

FMR pays FMR U.K., FMR Far East and FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA or FMR Far East in turn pays FIJ for providing sub-advisory services.

The following information replaces similar information found in the "Fund Distribution" section on page P-32.

FDC distributes each fund's shares.

You may pay a sales charge when you buy your shares of Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund.

FDC collects the sales charge.

Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's sales charge may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.

	Sales Charge
Ranges	As a % of offering price	As an approximate % of net amount invested
$0 - 249,999	3.00%	3.09%
$250,000 - 499,999	2.00%	2.04%
$500,000 - 999,999	1.00%	1.01%
$1,000,000 or more	none	none

FDC may pay a portion of sales charge proceeds to securities dealers who have sold Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, or Southeast Asia Fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of a fund's offering price.

The following information replaces similar information found in the "Fund Distribution" section on page P-32.

Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's sales charge will not apply:

Supplement to
Fidelity's Broadly Diversified International Equity Funds
December 29, 1999 Prospectus

Shareholder Meeting. On or about February 14, 2001, a meeting of the shareholders of Fidelity's Broadly Diversified International Equity Funds will be held to vote on various proposals. Shareholders of record on December 18, 2000 are entitled to vote at the meeting. Included is a proposal to revise Fidelity Aggressive International Fund's management fee to provide for lower fees when FMR's assets under management exceed $534 billion, to change the performance adjustment benchmark for the fund, and to allow FMR and the trust, on behalf of the fund, to modify the management contract subject to the requirements of the Investment Company Act of 1940.

Also included is a proposal to revise Fidelity Worldwide Fund's management fee to provide for lower fees when FMR's assets under management exceed $534 billion, to add a performance adjustment component to the management contract, and to modify the management contract subject to the requirements of the Investment Company Act of 1940.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

Fidelity International Value Fund has been renamed Fidelity Aggressive International Fund. All references to International Value Fund throughout this prospectus should be replaced with Aggressive International Fund.

On February 17, 2000, the funds' Board of Trustees authorized the adoption of a redemption fee of 1.00% of the amount redeemed on shares held less than 30 days that are redeemed after May 31, 2000.

The following information replaces the first three bullets, found under the heading "Principal Investment Strategies" for International Value Fund in the "Investment Summary" section on page P-4.

  Normally investing at least 65% of total assets in foreign securities, including securities of issuers located in emerging markets.
  Normally investing primarily in common stocks.

The following information replaces the similar information found under the heading "Principal Investment Risks" for International Value Fund in the "Investment Summary" section on page P-4.

  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile.
IBD-00-04	December 18, 2000
1.474896.109

The following information found under the heading "Principal Investment Risks" for International Value Fund in the "Investment Summary" section on page P-4 has been removed.

  "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

The following information replaces the similar information found in the "Performance" section on page P-5.

The following information illustrates the changes in each fund's performance from year to year and compares each fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Global Balanced also compares its performance to the performance of an additional index over various periods of time. Prior to February 11, 2000, Aggressive International Fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. Returns are based on past results and are not an indication of future performance.

The following information replaces similar information found in the "Fee Table" section on page P-9.

Shareholder Fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days that are redeemed after May 31, 2000 (as a % of amount redeemed)	1.00%
Annual account maintenance fee (for accounts under $2,500)	$12.00

The following information replaces the first two paragraphs found under the heading "Principal Investment Strategies" for International Value Fund in the "Investment Details" section on page P-11.

FMR normally invests at least 65% of the fund's total assets in foreign securities, including securities of issuers located in emerging markets. FMR normally invests the fund's assets primarily in common stocks.

The following information found under the heading "Principal Investment Risks" in the "Investment Details" section on page P-13 has been removed.

"Value" Investing. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

The following information replaces the first two paragraphs found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page P-17.

The price to sell one share of each fund is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Each fund will deduct a short-term trading fee of 1.00% from the redemption amount if you sell your shares after holding them less than 30 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

The following information replaces similar information found in the "Account Features and Policies" section on page P-20.

If your account balance falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed.

The following information supplements the information found under the heading "Fund Management" in the "Fund Services" section on page P-22.

Douglas Chase is manager of the U.S. equity portion of Worldwide, which he has managed since September 1999. Previously, he managed other Fidelity funds. Mr. Chase joined Fidelity as an equity analyst in 1993 after receiving his MBA from the University of Michigan.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services"section beginning on page P-22.

FMR pays FMR U.K., FMR Far East and FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA or FMR Far East in turn pays FIJ for providing sub-advisory services.